UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

March 17, 2020

Date of Report (Date of earliest event reported)

QUAKER CHEMICAL CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File Number 001-12019

Pennsylvania	No. 23-0993790
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

901 E. Hector Street

Conshohocken, Pennsylvania 19428

(Address of principal executive offices)

(Zip Code)

(610) 832-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	KWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the delay in filing its annual report on Form 10-K for the fiscal year ended December 31, 2019 (the “Form 10-K”), as discussed in Item 8.01 below, on March 17, 2020, Quaker Chemical Corporation (the “Company”) and its wholly-owned subsidiary, Quaker Chemical B.V., as borrowers, Bank of America, N.A., as administrative agent, U.S. Dollar swing line lender and letter of credit issuer (the “Administrative Agent”), certain guarantors and other lenders (the “Lenders”) entered into an amendment (the “Amendment”) to that certain credit agreement entered into on August 1, 2019 (the “Credit Agreement”), as previously disclosed by the Company (as amended, the “Credit Facility”). The Credit Facility requires the Company to deliver to the Administrative Agent and each Lender the consolidated balance sheet of the Company and its subsidiaries as at the end of each fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for the fiscal year, which, among other requirements, must be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing. Without having obtained the Amendment, failing to observe this financial statements covenant by March 17, 2020 with respect to the Company’s financial statements for 2019 would be an event of default under the Credit Agreement, thereby entitling the Administrative Agent and the Lenders to accelerate the payment of the unpaid principal amount of all outstanding loans and all interest accrued and unpaid thereon, among other remedies. The Amendment extends the delivery dates for the foregoing financial statements to April 16, 2020. The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

The Administrative Agent and certain of the lender parties to the Amendment and/or the Credit Facility have provided, and may in the future provide, normal banking, investment banking and/or advisory services for the Company and/or its affiliates from time to time, for which they have received, or may in the future receive, customary fees and expenses.

Item 8.01.	Other Events.

On March 2, 2020, the Company filed a Form 12b-25 Notification of Late Filing to report that it required additional time to finalize its financial statements, assess its disclosure controls and procedures and evaluate the effectiveness of its internal control over financial reporting for the year ended December 31, 2019. This was largely due to the combination with Houghton International, Inc. (“the Combination”), in which the Company acquired a complex global organization, and the significant effort required to account for the Combination, causing the Company to be unable to file its Form 10-K by the March 2, 2020 deadline without unreasonable effort or expense. The Company believed it would be able to file its Form 10-K by March 17, 2020, within the prescribed fifteen day period under Rule 12b-25. However, due to the significant efforts required to account for the Combination, the added complications of working restrictions related to the COVID-19 outbreak, and additional work related to the following control findings, the Company will not be able to file its Form 10-K today.

As the Company finalizes its fiscal year-end financial statements, the Company’s management now expects to include disclosure regarding its conclusion that the Company has certain deficiencies in its application of the principles associated with the Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (the “COSO framework”), which constitute material weaknesses. In particular, the Company has not effectively designed and maintained controls in response to the risks of material misstatement. Changes to existing controls or the implementation of new controls have not been sufficient to respond to changes to the risks of material misstatement to financial reporting and this has contributed to additional material weaknesses in revenue recognition at certain smaller locations and in the controls over the reliability of data used to support the reasonableness of certain assumptions in the accounting for business combinations. As part of the procedures to finalize its Form 10-K, management is still in the process of completing its assessment of the Company’s internal control over financial reporting as of December 31, 2019.

Management does not anticipate material financial statement adjustments from any identified control deficiencies, whether rising to the level of material weakness or not, and the Company expects no material adjustments in its consolidated financial statements included in its earnings release on March 2, 2020 and believes they fairly represent the financial position of the Company on December 31, 2019 and 2018. The Company is working diligently on the foregoing matters and estimates filing its Form 10-K within the week.

The Company and its Board of Directors are committed to maintaining a strong internal control environment. Management has begun developing the remediation plan to address the material weaknesses described above. The initial steps the Company has taken include identifying dedicated internal resources supplemented with third-party specialists to assist with formalizing a robust and detailed remediation plan and specifically completing an updated risk assessment, including identifying and assessing those risks attendant to the significant changes within the Company as a result of becoming a larger, more complex global organization as a result of the Combination.

The Company plans to conduct a comprehensive review, and, as applicable, update its existing internal control framework to ensure that it has identified, developed and deployed the appropriate business process and information technology general controls to meet the objectives and address the risks identified through the updated risk assessment process.

The Company is still developing its full remediation plan and is in the early phase of what will be a multi-step remediation process to completely and fully remediate the material weaknesses identified and described above.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are included as part of this report:

Exhibit No.	Description

10.1	Amendment No. 1, dated as of March 17, 2020, to the Credit Agreement, dated as of August 1, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements can be identified by the fact that they do not relate strictly to historical or current facts. We have based these forward-looking statements on our current expectations about future events. These forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, intentions, financial condition, results of operations, future performance, and business, including but not limited to our current and future results and plans and statements that include the words “may,” “could,” “should,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan” or similar expressions. All forward-looking statements included in this Current Report, including expectations about the timing of the completion of the Company’s financial statements and audit for the fiscal year ended December 31, 2019, and the timing, form and content of the Company’s Form 10-K are based upon information available to the Company as of the date of this filing, which may change. Therefore, we caution you not to place undue reliance on our forward-looking statements. We do not intend to, and we disclaim any duty or obligation to, update or revise any forward-looking statements to reflect new information or future events or for any other reason. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION

Date: March 17, 2020	By:	/s/ Mary Dean Hall
Mary Dean Hall
Senior Vice President, Chief Financial Officer and Treasurer